AMENDMENT, dated as of March 25, 2003 (this "Amendment") to the
               Credit Agreement dated as of March 29, 2001, (as amended, restated, modified or otherwise supplemented, from time to time, the "Credit Agreement") by and among THE HAIN CELESTIAL GROUP, INC., a Delaware corporation (the "Company"), FLEET NATIONAL BANK, a national banking association, as Administrative Agent and as a Lender, SUNTRUST BANK, a Georgia banking corporation, as Syndication Agent and as a Lender, HSBC BANK USA, a New York banking corporation, as Documentation Agent and as a Lender, and the other Lenders party thereto.

     WHEREAS, the Company has requested and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to amend certain provisions of the Credit Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.   Amendments.

     (a) The definition of "Acceptable Acquisition" in Section 1.01 of the Credit Agreement is hereby amended by inserting the words "for which financial statements have been delivered in accordance with Section 6.03 hereof" immediately following the words "most recently concluded four fiscal quarters" in subsections (c) and (d) thereof.

     (b) The definition of "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Consolidated EBITDA" shall mean, for the Company and its Subsidiaries for any period, the Consolidated Net Income (Net Loss) for such period, plus the sum, without duplication, of (a) Consolidated Interest Expense,
     (b) depreciation and amortization expenses or charges, (c) all income taxes to any government or governmental instrumentality expensed on the Company's or its Subsidiaries' books (whether paid or accrued), (d) reasonable and customary acquisition or merger charges, restructuring charges that are both non-cash and non-recurring and impairment of assets write-offs that are both non-cash and non-recurring (provided that the portion of the sum of the items referred to in this clause (d) that exceeds 25% of Consolidated EBITDA shall not be included for purposes of this definition), and (e) cumulative non-cash change in accounting effects or non-cash extraordinary items as determined in accordance with Generally Accepted Accounting Principles minus the sum of (y) all extraordinary or unusual gains, and (z) all interest income. All of the foregoing categories shall be calculated with respect to the Company and its Subsidiaries on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a consistent basis and shall be calculated (without duplication) over the four fiscal quarters immediately preceding the date of calculation thereof. For purposes of clarification, the maximum amount of clause (d) items that may be included in the calculation Consolidated EBITDA shall be equal to:

                                    X
                                  -----   minus  X
                                   .75

where "X" equals Consolidated EBITDA calculated without adding to Consolidated Net Income (Net Loss) amounts described in clause (d) above.

     Notwithstanding the foregoing, solely for purposes of (i) calculating the ratio of Consolidated Total Funded Debt to Consolidated EBITDA in subsection (c) of the definition of Acceptable Acquisition and (ii) calculating the financial condition covenants set forth in Section 7.13 hereof for the four fiscal quarters ended December 31, 2002 and March 31, 2003 (and not for purposes of calculating the Interest Rate Margin, Standby LC Margin, Unused Fee Rate or any other margin or fee), an amount not to exceed $17,917,000, representing restructuring charges that are both non-cash and non-recurring and impairment of assets write-offs that are both non-cash and non-recurring incurred in the quarter ended June 30, 2002, shall be added (on a dollar for dollar basis), without duplication of any amounts otherwise calculated for such periods under clauses (a) through (e) above, to the calculation of Consolidated EBITDA for such periods.

     (c) The definition of "Revolving Credit Facility B Commitment Termination Date" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

          "Revolving Credit Facility B Commitment Termination Date" shall mean March 25, 2004.

     (d) Section 7.06(g)(iii)(A)(4) of the Credit Agreement is hereby amended by inserting the words "for which a financial statement has been delivered in accordance with Section 6.03 hereof" immediately following the words "as of the then most recent fiscal quarter ended".

2.   Miscellaneous.

     Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

     Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

     The amendments herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or waiver of any other provision of Credit Agreement or any default which may occur or may have occurred under the Credit Agreement.

     The Company hereby represents and warrants that (a) after giving effect to this Amendment, the representations and warranties by the Company and each of its Subsidiaries pursuant to the Credit Agreement and the Loan Documents to which each is a party are true and correct in all material respects as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date, unless any such representation or warranty is as of a specific date, in which case, as of such date, (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     This Amendment shall become effective on the later of (i) March 27, 2003,
(ii) when duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Administrative Agent, and (iii) when the Administrative Agent shall have received from the Company, for the benefit of and pro rata distribution to each Lender, a renewal fee with respect to the amendment set forth in paragraph 1(c), in an amount equal to one-tenth of one percent (.10%) of the total of all Lenders' Revolving Credit Facility B Commitments.

     The Company represents and warrants that it has the corporate power and authority to enter into, perform and deliver this Amendment and any other documents, instruments, agreements or other writings to be delivered in connection herewith and that this Amendment and all documents contemplated hereby or delivered in connection herewith have each been duly executed and delivered by the Company and the transactions contemplated herein have been duly authorized.

     This Amendment shall constitute a Loan Document.

     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

     This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment.

     [the next page is the signature page]

     IN WITNESS WHEREOF, the Company and the Administrative Agent, as authorized on behalf of the Lenders, have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.


                              THE HAIN CELESTIAL GROUP, INC.


                              By:  /s/ Ira J. Lamel
                                   ---------------------------------------
                                   Name:  Ira J. Lamel
                                   Title:  Executive Vice President and
                                              Chief Financial Officer



                              FLEET BANK NATIONAL BANK,
                              as Administrative Agent


                              By:  /s/ Christopher J. Mendelsohn
                                   ---------------------------------------
                                   Name:  Christopher J. Mendelsohn
                                   Title:  Senior Vice President

                                 ACKNOWLEDGMENT


     Each of the undersigned, not parties to the Credit Agreement but each a Guarantor under a Guaranty dated as of March 29, 2001 (and as of June 18, 2001, with respect to Hain-Yves, Inc.), hereby acknowledges and agreed to the terms of the Amendment contained herein and confirms that its Guaranty is in full force and effect.

                               CELESTIAL SEASONINGS, INC.
                               ARROWHEAD MILLS, INC.
                               KINERET FOODS CORPORATION
                               WESTBRAE NATURAL, INC.
                               HAIN PURE FOOD CO., INC.
                               NATURAL NUTRITION GROUP, INC.
                               LITTLE BEAR ORGANIC FOODS, INC.
                               WESTBRAE NATURAL FOODS, INC.
                               HEALTH VALLEY COMPANY
                               AMI OPERATING, INC.
                               DEBOLES NUTRITIONAL FOODS, INC.
                               DANA ALEXANDER, INC.
                               MOUNTAIN CHAI COMPANY
                               HAIN-YVES, INC.


                               By:  /s/ Ira J. Lamel
                                    ------------------------------------------
                                    Name:   Ira J. Lamel
                                    Title:  Executive Vice President and Chief
                                            Financial Officer of each of the
                                            above-referenced companies